UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

Owens Corning

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33100

Delaware	43-2109021
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Owens Corning Parkway

Toledo, OH 43659

(Address of principal executive offices, including zip code)

419-248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

Owens Corning (the “Company”) has announced executive leadership appointments and organizational changes to streamline the Company’s management structure and reduce costs.

Effective October 31, 2014, Brian Chambers was named President, Roofing and Asphalt and Julian Francis was named President, Insulation.

The Building Materials Group organizational structure will be eliminated and the Company expects that the Roofing and Insulation businesses will be reported as two separate segments in the future.

Item 5.02 – Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2014, Charles E. Dana resigned from his role as Group President, Building Materials and executive officer of the Company. Mr. Dana will transition from his role and leave the Company in early 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

Date: November 3, 2014	By:	/s/ John W. Christy
John W. Christy
Senior Vice President, General Counsel and Secretary

3